UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _____________________________________________
FORM 8-K
 _____________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
May 12, 2016
Date of Report (Date of earliest event reported)
 _____________________________________________
FEI COMPANY
(Exact name of registrant as specified in its charter)
 _____________________________________________

Oregon	000-22780	93-0621989
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5350 NE Dawson Creek Drive, Hillsboro, Oregon 97124
(Address of principal executive offices, including zip code)
(503) 726-7500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
 _____________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On May 12, 2016 at our Annual Meeting of Shareholders of FEI Company (“FEI”), our shareholders approved: (i) an amendment to our 1995 Stock Incentive Plan to increase the number of shares of our common stock reserved for issuance under the plan from 11,500,000 to 11,750,000; and (ii) change the terms of the initial equity grants to new non-employee directors and the annual automatic equity grants to continuing non-employee directors. A copy of the amended plan is attached as Exhibits 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 12, 2016 FEI held its Annual Meeting of Shareholders. Final voting results for each proposal are set forth in the tables below.

Proposal 1 - To elect members of FEI's Board of Directors to serve for the following year and until their successors are duly elected and qualified.

Each nominee for director was elected by a vote of the shareholders as follows:

Nominees	For	Withheld	Broker Non-Votes

Homa Bahrami	37,628,807	59,517	1,470,729
Arie Huijser	37,644,681	43,643	1,470,729
Don R. Kania	37,436,905	251,419	1,470,729
Thomas F. Kelly (Chair)	37,124,603	563,721	1,470,729
Jan C. Lobbezoo	37,384,474	303,850	1,470,729
Jami Nachtsheim	37,628,893	59,431	1,470,729
James T. Richardson	37,085,266	603,058	1,470,729
Richard H. Wills	37,626,964	61,360	1,470,729

Proposal 2 - To consider and vote on a proposal to amend FEI's 1995 Stock Incentive Plan to: (i) increase the number of shares of our common stock reserved for issuance under the plan by 250,000 shares; and (ii) change the terms of the initial equity grants to new non-employee directors and the annual automatic equity grants to continuing non-employee directors.

The proposal was approved by a vote of the shareholders as follows:

For	Against	Abstain	Broker Non-Votes

34,106,289	2,114,062	1,467,973	1,470,729

Proposal 3 - To approve, on an advisory basis, the appointment of KPMG LLP as FEI's independent registered public accounting firm for the year ending December 31, 2016.

The proposal was approved by a vote of the shareholders as follows:

For	Against	Abstain	Broker Non-Votes

39,080,810	19,264	58,979	—

Proposal 4 - To approve, on an advisory basis, FEI's executive compensation.

The proposal was approved by a vote of the shareholders as follows:

For	Against	Abstain	Broker Non-Votes

34,583,762	3,050,372	54,190	1,470,729

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

10.1	1995 Stock Incentive Plan, as amended

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEI COMPANY

/s/ Bradley J. Thies
Bradley J. Thies
Senior Vice President of Law and Administration, General Counsel and Secretary
Date: May 12, 2016

EXHIBIT INDEX

Exhibit No.	Description

10.1	1995 Stock Incentive Plan, as amended